Exhibit 99.2

CONSENT TO BE NAMED AS A DIRECTOR

In connection with the Registration Statement on Form 10 (including any and all amendments, including post-effective amendments, or supplements thereto, the “Registration Statement”) of Norlight Telecommunications, Inc. (the “Company”), the undersigned hereby consents to being named and described in the Registration Statement filed with the U.S. Securities and Exchange Commission as a person to become a director of the Company, with such appointment to become effective upon the effective time of the spin-off of the Company’s shares of common stock to the shareholders of Journal Communications, Inc., and to the filing or attachment of this Consent with such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 12th day of July, 2006.

/s/ James V. Continenza
Print Name: James V. Continenza

CONSENT TO BE NAMED AS A DIRECTOR

In connection with the Registration Statement on Form 10 (including any and all amendments, including post-effective amendments, or supplements thereto, the “Registration Statement”) of Norlight Telecommunications, Inc. (the “Company”), the undersigned hereby consents to being named and described in the Registration Statement filed with the U.S. Securities and Exchange Commission as a person to become a director of the Company, with such appointment to become effective upon the effective time of the spin-off of the Company’s shares of common stock to the shareholders of Journal Communications, Inc., and to the filing or attachment of this Consent with such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 12th day of July, 2006.

/s/ Donald Detampel
Print Name: Donald Detampel

CONSENT TO BE NAMED AS A DIRECTOR

In connection with the Registration Statement on Form 10 (including any and all amendments, including post-effective amendments, or supplements thereto, the “Registration Statement”) of Norlight Telecommunications, Inc. (the “Company”), the undersigned hereby consents to being named and described in the Registration Statement filed with the U.S. Securities and Exchange Commission as a person to become a director of the Company, with such appointment to become effective upon the effective time of the spin-off of the Company’s shares of common stock to the shareholders of Journal Communications, Inc., and to the filing or attachment of this Consent with such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this Consent as of the 12th day of July, 2006.

/s/ Richard W. Pehlke
Print Name: Richard W. Pehlke

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